EXHIBIT 10.30




                                 PROXYMED, INC.



                                 ---------------




                             SUBSCRIPTION AGREEMENT



                            Dated as of June 28, 2000




                                 ---------------




                       7% Convertible Senior Secured Notes
                               due January 1, 2001

                   Warrants to Purchase Shares of Common Stock


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                                TABLE OF CONTENTS
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ss.1.   ISSUANCE OF SECURITIES....................................................................................2
        ss.1.1.       Authorization...............................................................................2
        ss.1.2.       Subscription for and Sale of Securities; the Closing........................................2
        ss.1.3.       Collateral..................................................................................2
        ss.1.4.       Registration Rights.........................................................................3
        ss.1.5.       Conversion Rights...........................................................................3

ss.2.   REPRESENTATIONS OF THE COMPANY............................................................................4
        ss.2.1.       Organization................................................................................4
        ss.2.2.       Authorization; Enforceability...............................................................4
        ss.2.3.       Capitalization..............................................................................4
        ss.2.4.       Issuances of Securities.....................................................................5
        ss.2.5.       SEC Documents; Financial Statements.........................................................6
        ss.2.6.       Absence of Certain Changes; No Undisclosed Liabilities......................................7
        ss.2.7.       No Solicitation; No Integration of Offering.................................................7
        ss.2.8.       Use of Proceeds; Margin Regulations.........................................................8
        ss.2.9.       Existing Indebtedness.......................................................................8
        ss.2.10.      Investment Company and Holding Company Status...............................................8
        ss.2.11.      Solvency....................................................................................8
        ss.2.12.      Title.......................................................................................9
        ss.2.13.      Intellectual Property Rights................................................................9
        ss.2.14.      Litigation.................................................................................10
        ss.2.15.      Non-Defaults;  Non-Contravention; Etc......................................................10
        ss.2.16.      Taxes......................................................................................11
        ss.2.17.      Compliance With Laws; Licenses; Etc........................................................11
        ss.2.18.      Registration Rights........................................................................11
        ss.2.19.      Title to Securities........................................................................11
        ss.2.20.      Security Interest..........................................................................12
        ss.2.21.      Environmental Laws.........................................................................12
        ss.2.22.      Compliance with ERISA......................................................................12
        ss.2.23.      No Brokers.................................................................................13

ss.3.   REPRESENTATIONS OF THE SUBSCRIBERS.......................................................................13
        ss.3.1.       Investment Purpose.........................................................................13
        ss.3.2.       Accredited Investor Status.................................................................13
        ss.3.3.       Reliance on Exemptions.....................................................................14
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        ss.3.4.       No Governmental Review.....................................................................14
        ss.3.5.       Transfer or Resales........................................................................14
        ss.3.6.       Legends....................................................................................15
        ss.3.7.       Authorization; Enforcement.................................................................15
        ss.3.8.       Residency..................................................................................15
        ss.3.9.       Noteholders, Warrantholders and C Preferred Shareholders Committees........................16
        ss.3.10.      Lock-Up....................................................................................16
        ss.3.11.      Reliance on Documents......................................................................16
        ss.3.12.      Investment Risk............................................................................16

ss.4.   CONDITIONS OF CLOSING....................................................................................17
        ss.4.1.       Representations and Warranties.............................................................17
        ss.4.2.       Performance of Obligations, Etc............................................................17
        ss.4.3.       Transaction Documents......................................................................17
        ss.4.4.       No Default, Etc............................................................................17
        ss.4.5.       Compliance with Laws.......................................................................17
        ss.4.6.       No Litigation, Etc.........................................................................18
        ss.4.7.       Proceedings Satisfactory...................................................................18
        ss.4.8.       Approvals and Consents.....................................................................18
        ss.4.9.       Officer's Certificate......................................................................18
        ss.4.10.      Opinion of Counsel for the Company.........................................................18
        ss.4.11.      Securities.................................................................................18
        ss.4.12.      Other Matters..............................................................................18

ss.4A.  CONDITIONS OF CLOSING....................................................................................18
        ss.4A.1.      Representations and Warranties.............................................................19
        ss.4A.2.      Performance of Obligations, Etc............................................................19
        ss.4A.3.      Transaction Documents......................................................................19
        ss.4A.4.      No Litigation, Etc.........................................................................19
        ss.4A.5.      Approvals and Consents.....................................................................19

ss.5.   PAYMENT OF THE NOTES.....................................................................................19
        ss.5.1.       Principal and Interest Payments............................................................19
        ss.5.2.       Mandatory Reserve for Repayments...........................................................20
        ss.5.3.       No Prepayment..............................................................................20
        ss.5.4.       Surrender of Notes; Notation Thereon.......................................................20
        ss.5.5.       Purchase of Notes..........................................................................20

ss.5A.  CONVERSION...............................................................................................20
        ss.5A.1.      Optional Conversion........................................................................21
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        ss.5A.2.      Mandatory Conversion.......................................................................21
        ss.5A.3.      Mechanics of Conversion....................................................................21
        ss.5A.4.      Cash Payments..............................................................................22
        ss.5A.5.      Stamp Taxes, Etc...........................................................................22

ss.6.   FINANCIAL STATEMENTS AND INFORMATION.....................................................................22

ss.7.   INSPECTION OF PROPERTIES AND BOOKS.......................................................................24
        ss.7.A. REGISTRATION RIGHTS..............................................................................24

ss.8.   AFFIRMATIVE COVENANTS....................................................................................24
        ss.8.1.       Payment of Principal, Interest and Premium; to Keep Books; Reserves........................25
        ss.8.2.       Corporate Existence; Payment of Taxes; Conduct of Business; Maintenance of
                      Properties; Compliance with Laws; Insurance; Books and Records.............................25
        ss.8.3.       Notice of Certain Events...................................................................26

ss.9.   NEGATIVE COVENANTS.......................................................................................27
        ss.9.1.       Business in the Ordinary Course............................................................27
        ss.9.2.       Liquidation, Dissolution...................................................................28
        ss.9.3.       Capitalization, Options and Payments.......................................................28
        ss.9.4.       Sales of Assets............................................................................28
        ss.9.5.       Real Property Acquisitions, Dispositions and Leases........................................28
        ss.9.6.       Redemptions................................................................................28
        ss.9.7.       Indebtedness...............................................................................28
        ss.9.8.       Negative Pledge............................................................................29
        ss.9.9.       Investments................................................................................30
        ss.9.10.      Transactions with Affiliates...............................................................30
        ss.9.11.      Dividends..................................................................................30
        ss.9.12.      Subsidiaries...............................................................................30
        ss.9.13.      Employee Matters...........................................................................30
        ss.9.14.      Accounting, Credit Changes and Banking Arrangements........................................31
        ss.9.15.      Tax Elections..............................................................................31

ss.10.  DEFINITIONS..............................................................................................31
        ss.10.1.      Certain Definitions........................................................................31
        ss.10.2.      Accounting Terms...........................................................................32

ss.11.  EVENTS OF DEFAULT; REMEDIES..............................................................................33
        ss.11.1.      Events of Default Defined..................................................................33
        ss.11.2.      Suits for Enforcement......................................................................35
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        ss.11.3.      Remedies Cumulative........................................................................35
        ss.11.4.      Remedies Not Waived........................................................................35

ss.12.  REGISTRATION, TRANSFER AND EXCHANGE OF NOTES.............................................................35

ss.13.  LOST, ETC., NOTES........................................................................................36

ss.14.  AMENDMENT AND WAIVER.....................................................................................36

ss.15.  HOME OFFICE PAYMENT......................................................................................37

ss.16.  LIABILITIES OF THE SUBSCRIBER............................................................................37

ss.17.  TAXES....................................................................................................37

ss.18.  MISCELLANEOUS............................................................................................38
        ss.18.1.      Certain Fees and Expenses..................................................................38
        ss.18.2.      Indemnification............................................................................38
        ss.18.3.      Board Designees............................................................................38
        ss.18.4.      Further Assurances.........................................................................39
        ss.18.5.      Reliance on and Survival of Representations................................................39
        ss.18.6.      Successors and Assigns.....................................................................39
        ss.18.7.      Communications.............................................................................39
        ss.18.8.      Governing Law..............................................................................40
        ss.18.9.      Voidability for Florida Residents..........................................................40
        ss.18.10.     JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.............................................40
        ss.18.11.     Counterparts...............................................................................41
        ss.18.12.     Headings...................................................................................41
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ANNEX A     -   Registration Rights
ANNEX B     -   Lock-Up
EXHIBIT A   -   Form of Note
EXHIBIT B   -   Form of Warrant
EXHIBIT C   -   Form of General Security Agreement
EXHIBIT D   -   Form of Intellectual Property Security Agreement
EXHIBIT E   -   Form of Articles of Amendment to the Company's Articles of
                Incorporation
EXHIBIT F   -   Opinion of Counsel for the Company

                             SUBSCRIPTION AGREEMENT

         This SUBSCRIPTION AGREEMENT (the "Agreement") is made as of the 28th day of June, 2000, by and between ProxyMed, Inc., a Florida corporation (the "Company"), and each of the subscribers who have executed and delivered a signature page hereto (each a "Subscriber" and, collectively, the "Subscribers"). Certain defined terms used herein shall have the meaning ascribed thereto in Section 10 below.

         WHEREAS, subject to the terms and conditions set forth herein, the Company proposes to issue and sell to the Subscribers (i) up to $15,000,000 aggregate principal amount of the Company's 7% convertible senior secured notes due January 1, 2001 (the "Notes"), which amount may be increased by exercise of an overallotment option, first by an additional $7,500,000 aggregate principal amount of the Notes at the option of Commonwealth Associates, L.P. ("Commonwealth Associates") and then by an additional $7,500,000 aggregate principal amount of the Notes at the option of the Company, and (ii) five-year warrants to purchase a number of shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), equal to 50% of the number of shares of Common Stock issuable upon conversion of the Notes at the Conversion Price (as defined in Section 1.5 below) (the "Warrant Shares"), at an exercise price per share equal to such Conversion Price (the "Warrants" and, together with the Notes, the "Units" or the "Securities");

         WHEREAS, the Company has entered into a Redemption and Exchange Agreement, dated as of May 4, 2000 (the "Redemption Agreement"), with holders of $13,000,000 of its $15,000,000 of Series B Convertible Preferred Stock (the "Series B Preferred Stock"), pursuant to which, among other things, the Company
(i) was required to immediately redeem, and did redeem, $4,000,000 of the Series B Preferred Stock, and is required to redeem an additional $2,500,000 of the Series B Preferred Stock on each of June 19, 2000, August 1, 2000, and August 31, 2000, and an additional $1,500,000 of the Series B Preferred Stock on September 29, 2000, in each case, at a redemption price equal to 116.5% of the Conversion Amount (as defined in the Company's Restated Articles of Incorporation, as amended (the "Articles")) and as otherwise provided in the Redemption Agreement, and (ii) is required to consummate one or more financings which provide net proceeds to the Company of at least $4,000,000 prior to June 17, 2000, at least $9,000,000 (including any amounts previously raised by the Company following the date of the Redemption Agreement) prior to July 31, 2000, and $13,000,000 (including any amounts previously raised by the Company following the date of the Redemption Agreement) prior to August 30, 2000; and

         WHEREAS, the Company intends to use the proceeds from the issuance of the Securities to effect the aforementioned redemptions of Series B Preferred Stock.

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         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         ss.1. ISSUANCE OF SECURITIES.

         ss.1.1. Authorization. The Company has duly authorized (i) the issuance of up to $30,000,000 aggregate principal amount of the Notes, (ii) the issuance of the Warrants and the Warrant Shares, (iii) the issuance of the Series C Preferred Stock (as defined below) upon conversion of the Notes and (iv) the issuance of Common Stock upon conversion of the Series C Preferred Stock and for the Notes. Each such Note shall be substantially in the form of Exhibit A hereto and each such Warrant shall be in the substantially in the form of Exhibit B hereto. As used herein, the term "Notes" and "Warrants" shall include all notes and warrants, respectively, originally issued pursuant to this Agreement and the other agreements referred to herein and all notes and warrants delivered in substitution or exchange for any of said notes or warrants pursuant to this Agreement and said other agreements and, where applicable, shall include the singular number as well as the plural.

         ss.1.2. Subscription for and Sale of Securities; the Closing. Subject to the terms and conditions set forth herein, each Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon its signature page hereto at a price equal to $100,000 per Unit and the Company agrees to issue and sell such Units at the Closing to each Subscriber for said purchase price. The closing of the subscription for and purchase of the Units hereunder ("Closing") shall take place at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York, at 10:00 A.M., New York City time, on June 28, 2000 or on such later Business Day as may be agreed upon by the Company and the Subscribers (the "Closing Date"). On the Closing Date, the Company will deliver to each Subscriber one or more Notes and Warrants, registered in such Subscriber's name or in the name of its nominee, in any denominations (multiples of $100,000 in the case of Notes, and 50,000 in the case of Warrants), and in the respective aggregate amounts to be subscribed for and purchased by each such Subscriber, all as each Subscriber may specify by timely notice to the Company (or, in the absence of such notice, one Note and one Warrant registered in its name), duly executed and dated the Closing Date, against such Subscriber's delivery to the Company by wire transfer to the Company's Account No. 2090002374739 at First Union National Bank of Florida of immediately available funds in the amount of the purchase price of such Units (such delivery shall be deemed to be satisfied by the release from escrow, if applicable, of the appropriate purchase price as set forth in the Escrow Agreement, dated June 7, 2000, by and between the Company, Commonwealth Associates, and American Stock Transfer and Trust Company).

         ss.1.3. Collateral. The Notes shall be secured by a General Security Agreement and an Intellectual Property Security Agreement, each dated the date hereof, and in the respective forms of Exhibits C and D hereto (as amended, modified or supplemented from time to time, the "Security Agreements"), of the Company in favor of the holders of Notes covering all of the assets of the

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Company therein described (collectively, the "Collateral"), and are entitled to the benefits thereof. The Security Agreements, the Uniform Commercial Code financing statements executed by the Company and filed in connection with the Security Agreement, and any and all other documents executed and delivered by the Company under which the holders of Notes are granted liens on assets of the Company are collectively referred to as the "Security Documents."

         ss.1.4. Registration Rights. The Company shall provide for the registration of the shares of Common Stock issuable upon exercise of the Warrants and upon conversion of the Notes for resale under the Securities Act of 1933, as amended (the "1933 Act") as provided in Section 7.A. and Annex A hereto.

         ss.1.5. Conversion Rights. The principal amount of the Notes and interest thereon shall be converted, at any time and from time to time, at the option of the holder, but no earlier than the first to occur of (a) the Company obtaining shareholder approval of the issuance of the Securities or (b) September 4, 2000, into shares of Common Stock at a per share price equal to $1.00, subject to anti-dilution adjustments as provided herein and in the Series C Designation (as defined below) and the Notes, as applicable (the "Conversion Price "), as provided in Section 5A below. In addition, the principal amount of the Notes, and any accrued interest thereon, automatically shall be converted into shares (the "C Preferred Shares") of series C 7% convertible preferred stock of the Company (the "Series C Preferred Stock") having the rights and preferences set forth in the Article of Amendment to the Company's Articles of Incorporation in the form attached hereto as Exhibit F (the "Series C Designation") at the rate specified in Section 5A.2 of this Agreement and the Note upon the full redemption of the Series B Preferred Stock in accordance with the terms of the Redemption Agreement. In the event of an Event of a Default (as hereinafter defined) under the Notes, the Conversion Price shall be decreased, if lower, to a price equal to the lesser of (i) the lowest price at which any shares of Series B Preferred Stock may convert into Common Stock, (ii) the lowest exercise price of the warrants issued to any holder of Series B Preferred Stock , (iii) 50% of the Conversion Price in effect at the time of the occurrence of such Event of Default, or (iv) the current market price per share of Common Stock for the ten (10) Business Days immediately following the date that the Company first publicly discloses or announces the occurrence of such Event of Default. For purposes of any computation under this Section 1.5, the then current market price per share of Common Stock shall be the daily closing price of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market or, if applicable, the Nasdaq SmallCap Market, or if not then included for quotation on the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board or the National Quotations Bureau, as the case may be, or if not then publicly traded, the fair market price, not less than book value thereof, of the Common Stock as determined in good faith by the Board of Directors of the Company.

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         ss.2. REPRESENTATIONS OF THE COMPANY. As a material inducement to the
Subscribers to subscribe for and purchase the Securities as provided hereunder, the Company represents and warrants to each Subscriber on the date hereof and on the Closing Date as follows:

         ss.2.1. Organization. The Company and its Subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authority to own their properties and to carry on their business as now being conducted and as described in the Memorandum and the SEC Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). A complete list of entities in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest is set forth in Schedule 2.1.

         ss.2.2. Authorization; Enforceability. The Company has the power to execute, deliver and perform its obligations under this Agreement and the Notes, the Warrants, and the Security Documents (collectively, the "Transaction Documents"), and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement and each of the Transaction Documents and to consummate the transactions contemplated hereby and thereby, and no other proceedings on the part of the Company or its stockholders are necessary therefor. The Company has duly executed and delivered this Agreement and each of the Transaction Documents. This Agreement constitutes, and each of the Transaction Documents when executed and delivered at Closing as contemplated hereby will constitute, assuming due execution by the other parties hereto and thereto, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms and, in each case, will not be subject to preemptive or any other similar rights of the shareholders of the Company.

         ss.2.3. Capitalization. As of May 31, 2000, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which as of the date hereof 19,734,429 shares are issued and outstanding, 2,258,167 shares are issuable and reserved for issuance pursuant to the Company's stock option and purchase plans, 2,628,670 shares are issuable and reserved for issuance pursuant to warrants issued by the Company to the holders of the Series B Preferred Stock, and 967,933 shares are issuable and reserved for issuance pursuant to securities (other than the shares of the Company's Series B Preferred Stock, and shares of Common Stock issuable pursuant to any Conversion Notice (as defined in the Company's Articles of Amendment

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to the Company's Articles of Incorporation filed on December 23, 1999) delivered to the Company on or prior to the date hereof) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 2,000,000 shares of preferred stock, of which as of the date hereof 15,000 shares are designated as Series B Preferred Stock, of which 9,310 shares are issued and outstanding. All of such outstanding shares have been and are, validly issued, fully paid and non-assessable. Except as disclosed in Schedule 2.3, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding debt securities issued by the Company; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. All prior sales of securities of the Company were either registered under the 1933 Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission rights with respect thereto.

         ss.2.4. Issuances of Securities. At least 15,000,000 shares of Common Stock (the "Warrant Shares") have been duly authorized and reserved for issuance upon exercise of the Warrants, at least 30,000,000 shares of Common Stock have been duly authorized and reserved for issuance upon conversion of the Notes and the C Preferred Shares (collectively the "Conversion Shares"), the foregoing subject to obtaining the approval of the Company's shareholders with respect to the increase in the number of authorized shares of Common Stock from 50,000,000 to 100,000,000, and at least 300,000 shares of C Preferred Shares have been duly authorized and reserved for issuance upon conversion of the Notes (in each case, except for the number of the C Preferred Shares issued upon conversion of the Notes, subject to adjustment as provided in this Agreement or in any Transaction Document). Upon exercise or conversion in accordance with the Notes, the Warrants and the C Preferred Shares, as the case may be, the Warrant Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issuance thereof, and not subject to preemptive or any other similar rights of the shareholders of the Company, with the holders thereof being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act. The issuance by the Company of the Securities is being made in reliance upon the exemption from registration set forth in Rule 506 of Regulation D under the 1933 Act and is only being made to "accredited investors" that meet the requirements of Rule 501(a) of Regulation D and similar exemptions under state law.

         ss.2.5. SEC Documents; Financial Statements. Since December 31, 1999, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities Exchange act of 1934, as amended (the "1934 Act") (all of the foregoing filed after December 31, 1999 and prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). A complete list of the Company's SEC Documents is set forth on Schedule 2.5. As of their respective dates, the SEC Documents (and in the Memorandum) complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), show all material liabilities, absolute or contingent, of the Company required to be required to be recorded thereon, and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods indicated (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company meets the requirements for the use of Form S-3 for registration of the resale of the Warrant Shares and Conversion Shares.

         The Company has delivered to each Subscriber a copy of the private placement memorandum, dated June 6, 2000, prepared by the Company (the "Memorandum") and, relating to, among other things, the transactions contemplated hereby. The SEC Documents and the Memorandum, taken together, fairly and correctly summarize in all material respects the business and operations of the Company.

         As of their respective dates none of this Agreement, the Memorandum or any other document, certificate or written statement furnished to the Subscribers by or on behalf of the Company in connection with the transactions contemplated hereby contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         ss.2.6. Absence of Certain Changes; No Undisclosed Liabilities. Except as specifically disclosed in the SEC Documents filed with the SEC prior to the date hereof, since December 31, 1999, there have been no material adverse changes in the financial condition, business, properties or prospects of the Company or of the Company and its Subsidiaries, taken as a whole, other than changes referred to in SEC Documents filed subsequent to December 31, 1999 (but prior to the date hereof) or the Memorandum which have had a Material Adverse Effect. Except as set forth in Schedule 2.6, the Company does not know of any fact (other than matters of a general economic nature) which materially affects adversely or, so far as the Company can now foresee, will materially affect adversely the financial condition, business, properties or prospects of the Company, or of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform its obligations under this Agreement. Since December 31, 1999, except with respect to matters of which the Company has notified the Subscribers in writing or which have been specifically disclosed in SEC Documents filed with the SEC prior to the date hereof, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, and, except as set forth in Schedule 2.6 to this Agreement there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any material litigation whether or not in the ordinary course of business.

         ss.2.7. No Solicitation; No Integration of Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities. Except as to Commonwealth Associates, neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has paid or given, either directly or indirectly, any commission or other remuneration to any person for any transaction contemplated by this Agreement. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq National Market, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

         ss.2.8. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes to effect the redemption of Preferred Stock as contemplated by the Redemption Agreement and to repay indebtedness to Transamerica Business Credit Corporation under an existing credit facility, both as described in the Memorandum. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The assets of the Company and its Subsidiaries do not include any margin stock, and neither the Company nor any Subsidiary has any present intention of acquiring any margin stock. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

         ss.2.9. Existing Indebtedness. Schedule 2.9 is a complete and correct list of all debt and other indebtedness of the Company and its Subsidiaries in an unpaid principal amount exceeding $50,000, showing as to each item of such indebtedness the obligor, the aggregate principal amount outstanding, a brief description of any security therefor and whether such indebtedness will be outstanding on the Closing Date (after giving effect to the application of the proceeds of the sale of the Notes as provided in ss.2.8). Neither the Company nor any Subsidiary is in default in the performance or observance of any of the terms, covenants or conditions contained in any instrument evidencing any such indebtedness and no event has occurred and is continuing which, with notice or the lapse of time or both, would become such a default.

         ss.2.10. Investment Company and Holding Company Status. The Company is not an investment company or a person directly or indirectly controlled by or acting on behalf of an investment company within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is a "holding company" or "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         ss.2.11. Solvency. The Company (taken as a whole with its Subsidiaries) is, and upon giving effect to the issuance of the Securities on the Closing Date will be, Solvent (as defined below). "Solvent" means, that as of the date of determination (i) the then fair saleable value of the property of such person is
(y) greater than the total amount of liabilities (including guaranties and other contingent liabilities) of such entity and (z) greater than the amount that will be required to pay such entity's liability on such entity's existing debts as they become absolute and matured, (ii) such entity does not have unreasonably small capital for the conduct of its business, and (iii) such entity does not intend to or believe that it will incur debts beyond its ability to pay such debts as they mature.

         ss.2.12. Title. Except as set forth in or contemplated by Schedule 2.12 to this Agreement, the Company and each Subsidiary has good and marketable title to all material properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not material or important in relation to the Company's business; all of the material leases and subleases under which the Company or any Subsidiary is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and neither the Company nor any Subsidiary is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company or any Subsidiary as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or any Subsidiary to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such properties as are necessary to its operations as described in the SEC Documents and the Memorandum.

         ss.2.13. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted and as described in the Memorandum. Except as set forth on Schedule 2.13, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement, except where such expiration or termination would not have either individually or in the aggregate a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 2.13, no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement. Except as set forth on Schedule 2.13, the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties except where the failure to do so would not have either individually or in the aggregate a Material Adverse Effect.

         ss.2.14. Litigation. Except as set forth in or contemplated by Schedule
2.14 to this Agreement, there is no material action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any court, arbitrator, governmental instrumentality or authority or other agency now pending or, to the knowledge of the Company, threatened against the Company (or basis therefor known to the Company), the adverse outcome of which would be reasonably likely to have a Material Adverse Effect. The Company is not subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which have a Material Adverse Effect.

         ss.2.15. NonDefaults; NonContravention; Etc. Except as disclosed in
Schedule 2.15, neither the execution, delivery and performance of this Agreement or the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby and thereby, will (i) result in a violation of the Articles of Incorporation, any articles of amendment of any outstanding series of preferred stock of the Company or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 2.15, neither the Company nor its Subsidiaries is in violation of any term of (i) its Articles of Incorporation, any articles of amendment of any outstanding series of preferred stock or its By-laws or their organizational charter or by-laws, respectively, or (ii) any statute, rule or regulation applicable to the Company or its Subsidiaries and neither the Company nor its Subsidiaries is in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order, except for such violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement and except such as have been obtained as of the date hereof, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in Schedule 2.15, the Company is not in violation of the listing requirements of the Nasdaq National Market as in effect on the date hereof and has no actual knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock by the Nasdaq National Market in the foreseeable future.

         ss.2.16. Taxes. Except as set forth in or contemplated by Schedule 2.16 to this Agreement, the Company has filed all Federal, state, local and foreign tax returns which are required to be filed by it or otherwise met its disclosure obligations to the relevant agencies and all such returns are true and correct in all material respects. The Company has paid or adequately provided for all tax liabilities of the Company as reflected on such returns or determined to be due on such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has properly accrued all taxes required to be accrued by GAAP consistently applied. To the best of the Company's knowledge, the tax returns of the Company have never been audited by any state, local or Federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

         ss.2.17. Compliance With Laws; Licenses; Etc. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity except for such violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect, and the Company has not received notice of any violation of or noncompliance with any Federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would be reasonably likely to have a Material Adverse Effect. The Company has all material licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every Federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed or possess a permit would not have a Material Adverse Effect. The Licenses are in full force and effect and to the Company's knowledge no violations currently exist in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof.

         ss.2.18. Registration Rights. Except with respect to holders of the Notes and the Warrants, and except as set forth in Schedule 2.18 hereto, no person has any right to cause the Company to effect the registration under the 1933 Act of any securities of the Company. The Company shall grant registration rights under the 1933 Act to the Subscribers as described in Sections 1.4. and 7.A. and Annex A hereto.

         ss.2.19. Title to Securities. When the Notes and the Warrants have been duly delivered to the Subscribers, respectively, and payment shall have been made therefor, each such Subscriber shall receive from the Company good and marketable title to such securities free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising through the acts or omissions of the Subscribers and except as arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof. All Common Stock or C Preferred Shares, as the case may be, which may be issued upon conversion of the Notes will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

         ss.2.20. Security Interest. Except as set forth in Schedule 2.20, the Security Documents create and grant to the holders of Notes a legal, valid and perfected security interest in the Collateral. The Collateral is not subject to any other Lien or security interest whatsoever except as specifically stated in
Schedule 2.20.

         ss.2.21. Environmental Laws. All operating facilities and property owned, leased, used or operated by the Company or any Subsidiary have been, and continue to be, owned, leased, used or operated by the Company and such Subsidiary in compliance with all applicable environmental laws, regulations and guidelines except where such failure to comply would not have a Material Adverse Effect. Except as disclosed in Schedule 2.21, there has been no claim, complaint, notice or request for information received by the Company or any Subsidiary with respect to environmental matters, including but not limited to, any alleged violation of any federal, state or local statute, regulation or ordinance relating to the environment, and there has been no complaint, notice or inquiry to the Company or any Subsidiary regarding potential liability under the Comprehensive Environmental Response Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended, the Federal Water Pollution Control Act (the "FWPCA"), or any comparable state or local law. Except as disclosed in Schedule 2.21, there has been no release of a Hazardous Substance by the Company or any Subsidiary in a quantity in excess of the current reportable quantity established pursuant to the FWPCA or CERCLA. As used in this Section, "release" has the meaning assigned to it under CERCLA.

         ss.2.22. Compliance with ERISA. No Plan had a material accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the last day of the most relevant Plan year heretofore ended nor, as of the Closing Date, has the Company or any ERISA Affiliate failed to make any payments required under Section 302 of ERISA or Section 412 of the Code to any such Plan. No material liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred with respect to any Plan which has not been paid in full. There has not been any reportable event (within the meaning of Section 4073 of ERISA and the regulations promulgated thereunder)other than a reportable event for which the 30-day notice requirement with respect to such event has been waived by the PBGC or, to the best of the Company's knowledge, any other event or condition, which presents a material risk of termination of any such Plan by the PBGC, or of creating any liability to the PBGC under Section 4069 of ERISA or any other provision of ERISA. Neither any plan (within the meaning of Section 4975(e)(1) of the Code) nor employee benefit plan (within the meaning of Section 3(3) of ERISA) nor any trust created thereunder, nor any trustee or administrator thereof, has engaged in a prohibited transaction (within the meaning of Section 4975 of the Code or

Section 406 of ERISA) that could subject the Company or any Subsidiary to a material tax or penalty on prohibited transactions imposed under said Section 4975 or Section 502(i) of ERISA.

         Except with respect to the Company's employee benefit plans, the Company is not a party in interest with respect to any employee benefit plan (as defined in ERISA). The execution and delivery of this Agreement and the other Transaction Documents and the issuance and sale of the Securities hereunder will not involve any prohibited transaction described in Section 406(a) of ERISA or
Section 4975(c)(1)(A), (B), (C) or (D) of the Code or any prohibited transaction described in Section 406(b) of ERISA or Section 4975(c)(1)(E) or (F) of the Code to which the Company or any of its Subsidiaries directly or indirectly, would be a party.

         ss.2.23. No Brokers. Except as to Commonwealth Associates, no broker, lender, agent or similar intermediary has acted for or on behalf of the Company or is entitled to any broker's, finder's or similar fee or other commission in connection with the transactions contemplated by this Agreement or the Transaction Documents based on any agreement, arrangement or understanding with the Company or any action taken by the Company. No transfers or payments made to any party pursuant to this Agreement are being made as compensation for any services performed by any person, and the Company shall not assert on any tax return or informational filing with any taxing authority, or in any administrative or judicial proceeding with respect to any such return or filing, that any such transfers or payments constituted compensation for any services performed by any person.

         ss.3. REPRESENTATIONS OF THE SUBSCRIBERS. Each Subscriber, severally and not jointly, represents to the Company as follows:

         ss.3.1. Investment Purpose. Such Subscriber (i) is acquiring the Notes and the Warrants and (ii) upon exercise of the Warrants and conversion of the Notes, will acquire the Warrant Shares and Conversion Shares, as the case may be, then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Subscriber does not agree to hold any of the Securities, Warrant Shares, Conversion Shares or C Preferred Shares for any minimum or other specific term and reserves the right to dispose of the Securities, Warrant Shares, Conversion Shares, and C Preferred Shares at any time in accordance with or pursuant to a registration statement or an applicable exemption under the 1933 Act and otherwise in compliance with applicable federal and state securities laws.

         ss.3.2. Accredited Investor Status. Such Subscriber is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

         ss.3.3. Reliance on Exemptions. Such Subscriber understands that the Securities, and C Preferred Shares issuable upon conversion of the Notes, are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire such Securities, or C Preferred Shares, as the case may be.

         ss.3.4. No Governmental Review. Such Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, the Conversion Shares, the Warrant Shares and the C Preferred Shares or the fairness or suitability of the investment in the Securities, the Conversion Shares, the Warrant Shares or the C Preferred Shares nor have such authorities passed upon or endorsed the merits of the offering of the Securities, the Conversion Shares, the Warrant Shares and the C Preferred Shares.

         ss.3.5. Transfer or Resales. Such Subscriber understands that except as provided in Annex A hereto: (i) the Securities, the Conversion Shares, the Warrant Shares and the C Preferred Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Subscriber shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities, Conversion Shares, Warrant Shares or C Preferred Shares, as the case may be, to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Subscriber provides the Company with reasonable assurance that such Securities, Conversion Shares, Warrant Shares and C Preferred Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities, the Conversion Shares, the Warrant Shares and the C Preferred Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities, the Conversion Shares, the Warrant Shares and the C Preferred Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities, Conversion Shares, Warrant Shares and C Preferred Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities, the Conversion Shares, the Warrant Shares and the C Preferred Shares may be pledged in connection with a bona fide margin account or other loan secured by the Securities, the Conversion Shares, the Warrant Shares or the C Preferred Shares, as the case may be.

         ss.3.6. Legends. Such Subscriber understands that the certificates or other instruments representing the Note, the Warrants, the C Preferred Shares, the Warrant Shares and the Conversion Shares, and until such time as the sale of the Warrant Shares and the Conversion Shares have been registered under the 1933 Act as contemplated by Annex A hereto, the stock certificates representing the Warrant Shares or the Conversion Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities, the Conversion Shares or the Warrants Shares, as the case may be upon which it is stamped, if
(i) such Securities, Conversion Shares or Warrant Shares, as the case may be are registered for sale under the 1933 Act in which case the Company may include a legend that such Securities, Conversion Shares or Warrant Shares, as the case may be, have been registered under the 1933 Act and are subject to the prospectus delivery requirements under the 1933 Act, (ii) in connection with a sale transaction, the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that a public sale, assignment or transfer of such Securities, Conversion Shares or Warrant Shares, as the case may be may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that such Securities, Conversion Shares or Warrant Shares, as the case may be can be sold pursuant to Rule 144(k). Such Subscriber acknowledges, covenants and agrees to sell Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from the registration requirements of
Section 5 of the 1933 Act.

         ss.3.7. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Subscriber and is a valid and binding agreement of such Subscriber enforceable against such Subscriber in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         ss.3.8. Residency. Such Subscriber is a resident of that jurisdiction specified on Schedule I hereto.

         ss.3.9. Noteholders, Warrantholders and C Preferred Shareholders Committees. Such Subscriber acknowledges and agrees that Commonwealth Associates and each of the respective committees of holders of Notes, Warrants and C Preferred Shares to be designated by Commonwealth Associates whose members hold in the aggregate not less than (i) 20% of the principal amount of the outstanding Notes (the "Noteholders Committee"), (ii) 20% of the Warrants (the "Warrantholders Committee"), and (iii) in the event of conversion of the Notes into the C Preferred Shares, 20% of the principal amount of the outstanding C Preferred Shares (the "Preferred Shareholders Committee", and collectively with the Noteholders Committee and Warrantholders Committee, the "Committees") may consent, subject to the provision of Section 14 hereto, to any amendments, modifications or waivers with respect to this Agreement and the respective Transaction Documents (including, but not limited to the Notes, Warrants and C Preferred Shares), and bind such Subscriber to any such amendment, modification or waiver; provided, however, that no such amendment, modification or waiver which would decrease the number of shares of Warrant Shares or Conversion Shares issuable upon the exercise or conversion of the Securities or the C Preferred Shares, or increase the Conversion Price therefor, other than as a result of the waiver or modification of any anti-dilution provisions, may be made without the approval of the holders of at least 50% of the outstanding the Notes, the Warrants or the Series C Preferred Stock, as the case may be. Such Subscriber acknowledges that neither Commonwealth Associates or any of its directors, officers, employees or agents nor the Committees or any of its members will be liable to such Subscriber for any action taken or omitted to be taken by it in connection therewith, except for willful misconduct or gross negligence. Such Subscriber acknowledges that one or more members of the Committees may be affiliated with Commonwealth Associates. In connection with the foregoing, the Company is entitled to rely upon and assume the accuracy and completeness of the certificate supplied by any such Committee and the Company shall not be liable to the Purchasers for any action taken or omitted to be taken in accordance with and reliance on such certificate.

         ss.3.10. Lock-Up. Effective as of the date hereof, each of the Subscribers agrees to the terms and provisions of Annex B hereto, which terms and provisions are incorporated herein by reference in their entirety and made part hereof and set forth the rights and obligations of the several Subscribers in respect of certain limitations on sale or transfer of the Conversion Shares and the Warrant Shares.

         ss.3.11. Reliance on Documents. Such Subscriber has been furnished with and has carefully read the Memorandum. In evaluating the suitability of an investment in the Company, the such Subscriber has not relied upon any representations or other information (whether oral or written) from the Company or any of its agents other than as set forth in the Memorandum and the Transaction Documents.

         ss.3.12. Investment Risk. Such Subscriber recognizes that investment in the Company involves substantial risks and represents that he has taken full cognizance of and understands all of the risk factors related to the purchase of Units, including, but not limited to, those set forth under the caption "Risk Factors" in the Memorandum.

         ss.4. CONDITIONS OF CLOSING. The obligations of each Subscriber hereunder required to be performed at the Closing shall be subject, at their respective elections, to the satisfaction or waiver (which waiver, if so requested by the Company, shall be made in writing), at or prior to the Closing, of the following conditions:

         ss.4.1. Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall have been true and correct when made and, in addition, shall be repeated and true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

         ss.4.2. Performance of Obligations, Etc. The Company shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement, to be performed and complied with by it at or prior to the Closing Date.

         ss.4.3. Transaction Documents. Each Transaction Document, and all other documents, instruments, agreements or arrangements related thereto, shall be in full force and effect and in form and substance reasonably satisfactory to each of the Subscribers, and no material term or condition in any Transaction Document shall have been amended, waived or otherwise modified in any respect without the written consent of each of the Subscribers, neither of the Subscribers shall have given notice to the Company that, in such Subscriber's reasonable judgment, any applicable conditions to Closing have not been fulfilled or waived by any such Subscriber, and no party to any Transaction Document shall be in breach of or in default thereunder and no event or circumstance shall have occurred which, with or without the giving of notice or lapse of time, or both, would be reasonably likely to result in a right of termination in respect thereof.

         ss.4.4. No Default, Etc. There shall be no (i) existing material default by the Company or any party thereto or (ii) any event which, after notice or lapse of time or both, would constitute a material default or result in a right to accelerate, suspend or terminate or result in a loss of rights of the Company, under any of the Company's agreements, including, without limitation, the Redemption Agreement.

         ss.4.5. Compliance with Laws. The operations and activities of the Company shall have complied in all respects with all applicable federal, state, local and foreign laws, statutes, rules, regulations, judicial and administrative decisions and consents, judgments, orders, awards, writs and decrees of any court, governmental or regulatory body, administrative agency or arbitrator, including, without limitation, health and safety statutes and regulations and all environmental laws.

         ss.4.6. No Litigation, Etc. There shall be no litigation, proceeding or other action seeking an injunction or other restraining order, damages or other relief from a court or governmental authority pending or threatened which, in the reasonable judgment of any of the Subscribers, could be reasonably likely to have a Material Adverse Effect and there shall be no litigation, proceeding or other action pending or threatened against any of the Subscribers which is reasonably likely to have a Material Adverse Effect.

         ss.4.7. Proceedings Satisfactory. All corporate and other proceedings taken or to be taken by the Company in connection with this Agreement shall be in form and substance reasonably satisfactory to each of the Subscribers as being consistent with satisfaction of the foregoing conditions.

         ss.4.8. Approvals and Consents. All governmental and regulatory approvals and clearances and all third party consents necessary for the consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect, and each Subscriber shall be reasonably satisfied that this Agreement does not and will not contravene any applicable provision of any law, statute, regulation, order, writ, injunction or decree of any court or governmental instrumentality, except to the extent any contravention or contraventions, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         ss.4.9. Officer's Certificate. The Company shall have delivered to the Subscribers a certificate executed by it or on its behalf by a duly authorized executive officer, dated the Closing Date, to the effect that the Company has fulfilled the conditions applicable to it specified in Sections 4.1 - 4.8 above and this Section 4.9.

         ss.4.10. Opinion of Counsel for the Company. Holland & Knight, LLP, counsel to the Company, shall have delivered to the Subscribers its opinions, dated the Closing Date, addressed to the Subscribers as to the matters set forth in Exhibit F hereto.

         ss.4.11. Securities. Each of the Subscribers shall have subscribed for and purchased and received delivery of the Securities as set forth herein.

         ss.4.12. Other Matters. Each Subscriber shall have received such other certificates, instruments and documents in furtherance of the transactions contemplated by this Agreement as they may reasonably request.

         ss.4A. CONDITIONS OF CLOSING. The obligations of the Company hereunder required to be performed at the Closing shall be subject, at its election, to the satisfaction or waiver (which waiver, if so requested by any Subscriber, shall be made in writing), at or prior to the Closing, of the following conditions:

         ss.4A.1. Representations and Warranties. The representations and warranties of each Subscriber contained in this Agreement shall have been true and correct when made and, in addition, shall be repeated and true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

         ss.4A.2. Performance of Obligations, Etc. Each Subscriber whose subscription is accepted by the Company shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement, to be performed and complied with by it at or prior to the Closing Date.

         ss.4A.3. Transaction Documents. Each Transaction Document, and all other documents, instruments, agreements or arrangements related thereto, shall be in full force and effect and in form and substance reasonably satisfactory to the Company, and no material term or condition in any Transaction Document shall have been amended, waived or otherwise modified in any respect without the written consent of the Company, the Company shall not have given notice to the Subscribers that, in its reasonable judgment, any such applicable conditions to Closing have not been fulfilled or waived by the Company, and no party to any Transaction Document shall be in breach of or in default thereunder and no event or circumstance shall have occurred which, with or without the giving of notice or lapse of time, or both, would be reasonably likely to result in a right of termination in respect thereof.

         ss.4A.4. No Litigation, Etc. There shall be no litigation, proceeding or other action seeking an injunction or other restraining order, damages or other relief from a court or governmental authority pending or threatened which, in the reasonable judgment of the Company, could be reasonably likely to have a Material Adverse Effect and there shall be no litigation, proceeding or other action pending or threatened against the Company which is reasonably likely to have a Material Adverse Effect.

         ss.4A.5. Approvals and Consents. All governmental and regulatory approvals and clearances and all third party consents necessary for the consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect, and each Subscriber shall be reasonably satisfied that this Agreement does not and will not contravene any applicable provision of any law, statute, regulation, order, writ, injunction or decree of any court or governmental instrumentality, except to the extent any contravention or contraventions, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         ss.5. PAYMENT OF THE NOTES.

         ss.5.1. Principal and Interest Payments. The Company shall pay, and there shall become due and payable, the entire principal amount of the Notes on January 1, 2001 (or such earlier date as provided in the Notes or herein) (the "Maturity Date"). Interest in the Notes shall be computed and paid in the manner provided in the Notes.

         ss.5.2. Mandatory Reserve for Repayments.

                  (1) Notwithstanding anything to the contrary provided herein or elsewhere, in the event that prior to the Maturity Date, the Company receives in the aggregate from the sale of its debt and/or equity securities gross proceeds, such sale being unrelated to the financing contemplated by this Agreement, in the amount greater than or equal to the aggregate principal amount of the Notes issued and sold, the Company shall set aside and reserve from the net proceeds thereof an amount sufficient to repay at the Maturity Date the aggregate principal amount outstanding under the Notes, and all accrued interest thereon, and the Company shall apply such proceeds for such purposes at the Maturity Date.

                  (2) The Company shall provide in any applicable financing document that the Company uses in connection with any future financing unrelated to the financing contemplated by this Agreement that the required amount of funds raised will be used to repay the principal amount and all accrued and unpaid interest thereon under the Notes at the Maturity Date and the Company shall provide to the holders of Notes no later than five (5) business days prior to the date of funding of any such financing the date such financing is expected to close, the amount of financing to be received, the place and time of such closing, and all other such applicable information the holders of Notes shall subsequently request.

         ss.5.3. No Prepayment. The Notes may not be prepaid.

         ss.5.4. Surrender of Notes; Notation Thereon. Subject to the provisions of ss.12, the Company may, as a condition of payment of all or any part of the principal of, and interest on, any Note, require the holder to present such Note for notation of such payment and, if such Note be paid in full, require the surrender thereof.

         ss.5.5. Purchase of Notes. The Company will not, and will not permit any Affiliate to, acquire directly or indirectly by purchase or prepayment or otherwise any of the outstanding Notes except by way of payment in accordance with the provisions of the Notes and of this Agreement.

         ss.5A. CONVERSION.. The principal of, and accrued interest on, the Notes shall be convertible into shares of Common Stock and/or Series C Preferred Stock as set forth below. In addition, consistent with the provisions set forth below, the Conversion Price in effect at any time and the number and kind of securities issuable upon conversion of the Notes into Common Stock shall be subject to the anti-dilution adjustment provisions set forth in Section 4 of the Series C Designation, treating the aggregate principal of, and accrued interest, on such Notes as if was Liquidation Preference, as defined in the Series C Designation, for purposes of the anti-dilution adjustments only.

The conversion of the C Preferred Shares shall be as set forth in the last sentence of Section 5.A.2 below.

         ss.5A.1. Optional Conversion. As provided in Section 1.5 above, at any time prior to a mandatory conversion pursuant to Section 5A.2, each holder of the Notes shall have the right at such holder's option, at any time from time to time, but no earlier than the first to occur of (a) the Company obtaining shareholder approval of the issuance of the Securities or (b) September 4, 2000, to convert all or any portion of the principal of, and accrued interest on, such holder's Notes into fully paid and nonassessable shares of Common Stock at the Conversion Price and in accordance with the conversion procedures set forth herein.

         ss.5A.2. Mandatory Conversion. Notwithstanding anything to the contrary provided herein or elsewhere, in the event that prior to the Maturity Date, the Company effects the full redemption of the Series B Preferred Stock in accordance with the terms of the Redemption Agreement, then the principal amount of the Notes and interest accrued thereon shall automatically be converted, without any further act of the Company, into fully paid and nonassessable shares of C Preferred Shares in accordance with the conversion procedures set forth herein and in the Series C Designation, at the rate of one share of C Preferred Shares, for every $100 of the principal amount of the Notes plus interest accrued thereon. For purposes of the mandatory conversion described in this
Section 5A.2, the Conversion Price shall be at the rate specified in the previous sentence. The number and kind of securities issuable upon conversion of the C Preferred Shares shall be subject to the anti-dilution adjustment provisions set forth in Section 4 of the Series C Designation which adjustments shall become effective on and as of the Closing Date and not the issuance date of any C Preferred Shares.

         ss.5A.3. Mechanics of Conversion. Upon conversion, the holder of the Notes will surrender the Notes, at the office of the Company or of any transfer agent for the Notes, and such holder will give written notice to the Company stating the name or names in which such holder wishes the certificate or certificates for shares of Common Stock or C Preferred Shares, as applicable, to be issued. The Company, as soon as practicable thereafter, will issue and deliver at such office to such holder of the Notes or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock or C Preferred Shares, as applicable, to which such holder will be entitled as aforesaid. Any conversion will be deemed to have been made immediately prior to the close of business on the date of the event of conversion, in the event of automatic conversion hereunder, or, in the event of voluntary conversion, immediately prior to the close of business on the date when the Company receives a holder's Notes and any other documents or instruments required hereunder or by applicable law, and the person or persons entitled to receive the shares of Common Stock or C Preferred Shares, as applicable, issuable upon conversion will be treated for all purposes as the record holder or holders of such shares of Common Stock or C Preferred Shares, as the case may be, on such date and any such date is referred to herein as the "Conversion Date."

         ss.5A.4. Cash Payments. No fractional shares (or scrip representing fractional shares) of Common Stock and C Preferred Shares, as the case may be, shall be issued upon conversion of the Notes. In the event that the conversion of the Notes would result in the issuance of a fractional share of Common Stock or C Preferred Shares, as the case may be, the Company shall pay a cash adjustment in lieu of such fractional share to the holder of the Notes based upon the current market value thereof (as determined in accordance with Section 9 of the Series C Designation and Section 1.5 of the Warrants.

         ss.5A.5. Stamp Taxes, Etc. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of Common Stock or C Preferred Shares, as applicable, upon conversion of the Notes; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Notes, and the Company shall not be required to issue or deliver any such certificate unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the Company's satisfaction that such tax has been paid.

         ss.6. FINANCIAL STATEMENTS AND INFORMATION. The Company will furnish to each Subscriber, so long as it shall be obligated to subscribe for and purchase or shall hold any of the Notes or the C Preferred Shares, and each other institutional holder of any of the Notes or the C Preferred Shares, in duplicate:

                  (1) as soon as available and in any event within 45 days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, copies of a consolidated balance sheet of the Company and its Subsidiaries as of the end of such accounting period and of the related consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for the portion of the fiscal year ended with the last day of such quarterly accounting period, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the previous fiscal year and all certified by the principal financial officer of the Company to present fairly the information contained therein, subject to year-end and audit adjustments (it being understood that such delivery obligation shall be deemed satisfied by the Company's filing of the Quarterly Report on Form 10-Q in respect of such period with the SEC pursuant to Section 13(a) of the Exchange Act so long as such Report otherwise meets the requirements of this Clause (A)); and

                  (2) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, copies of a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and of the related consolidated statements of income, shareholders' and cash flows of the Company and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective consolidated figures as of the end of and for the previous fiscal year and all accompanied by a report thereon of PricewaterhouseCoopers LLP, or other independent public accountants of recognized national standing selected by the Company (it being understood such delivery obligation shall be deemed satisfied by the Company's filing of the Annual Report on Form 10-K in respect of such fiscal year with the SEC pursuant to Section 13(a) of the Securities Act so long as such Report otherwise meets the requirements of this Clause (B));

                  (3) concurrently with the financial statements for each quarterly accounting period and for each fiscal year of the Company, furnished pursuant to Subsections (A) and (B) of this Section, a certificate of the President, a Vice President or the Treasurer of the Company stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, neither the Company nor any of its Subsidiaries is or has during such period been in default in the performance or observance of any of the terms, covenants or conditions hereof, or, if the Company or any of its Subsidiaries shall be or shall have been in default, specifying all such defaults, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto;

                  (4) promptly after the receipt thereof by the Company and in any event within 15 days after such receipt, copies of any reports as to material inadequacies in accounting controls (including reports as to the absence of any such inadequacies) submitted to the Company by independent accountants in connection with any audit of the Company or of any Subsidiary made by such accountants;

                  (5) promptly after the same are available and in any event within 15 days thereof, copies of all such proxy statements, financial statements and reports as the Company shall send or make available generally to any of its security holders or as any Subsidiary shall send or make available generally to any of its security holders other than the Company or another Subsidiary, and copies of all regular and periodic reports and of all registration statements (other than on Form S-8 or a similar form) which the Company or any Subsidiary may file with the SEC or with any securities exchange (it being understood that such delivery obligation shall be deemed satisfied by the Company's filing of the applicable report or statement with the SEC pursuant to the Exchange Act so long as such report or statement otherwise meets the requirements of this Clause
         (E));

                  (6) promptly after a responsible officer shall become aware of the existence of a Default or Event of Default, a certificate of the President, a Vice President or a senior financial officer of the Company specifying the nature and period of existence thereof and what action the Company or a Subsidiary, as the case may be, is taking or proposes to take with respect thereto; and

                  (7) such other information, including financial statements and computations, relating to the performance of the provisions of this Agreement and the affairs of the Company and any of its Subsidiaries as any of the Subscribers or any such holder may from time to time reasonably request (including without limitation the information the Company must deliver to any holder or to any prospective transferee of a Note in order to permit the sale or other transfer of such Note pursuant to Rule 144A of the SEC or any similar rule then in effect).

         The Company will keep at its principal executive office, a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at said office during normal business hours by any holder of a Note or any prospective subscriber of a Note designated by a holder thereof.

         ss.7. INSPECTION OF PROPERTIES AND BOOKS. So long as any of the Subscribers shall be obligated to subscribe for and purchase, or any Subscriber or any other institutional investor shall hold, Notes, such Subscriber or such other holder (and their respective representatives and agents) shall have the right, at any Subscriber's or such holder's expense, to visit and inspect any of the properties of the Company and of its Subsidiaries, to examine the books of account and records of the Company and of its Subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its Subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes said accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as such Subscriber or such other holder may desire.

         ss.7.A. REGISTRATION RIGHTS. The Company and each of the Subscribers, respectively, agree to the terms and provisions of Annex A hereto, which terms and provisions are incorporated herein by reference in their entirety and made part hereof and set forth the respective rights and obligations of the Company and the several Subscribers in respect of registration rights and certain other matters relating to the shares of Common Stock underlying the Notes, the Warrants and the C Preferred Shares.

         ss.8. AFFIRMATIVE COVENANTS. The Company covenants and agrees with respect to the Company and each of the Subsidiaries that on and after the date hereof, so long as any Notes shall be outstanding or at least 10% of the C Preferred Shares are issued and outstanding, it will perform the obligations set forth in this Section 8:

         ss.8.1. Payment of Principal, Interest and Premium; to Keep Books; Reserves. The Company will duly and punctually pay the principal of and interest and premium, if any, on the Notes in accordance with the terms of the Notes and this Agreement. The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account and set aside appropriate reserves, all in accordance with GAAP.

         ss.8.2. Corporate Existence; Payment of Taxes; Conduct of Business; Maintenance of Properties; Compliance with Laws; Insurance; Books and Records. The Company will, and will cause each of its Subsidiaries to,

                  (1) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, organization, rights (charter and statutory) and franchises;

                  (2) promptly pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might become a Lien (as hereinafter defined) or charge upon such property or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves in accordance with GAAP with respect to any such tax assessments, charge, levy or claim so contested;

                  (3) use its best efforts to conduct its business in a manner consistent with past practices, do or to be done all things necessary to preserve relationship with its vendors, customers, distributors, sales representatives and others having business relationship with the Company or any of its Subsidiaries, and inform and consult with the Subscriber on any key decisions involving any capital expenditure in excess of $250,000;

                  (4) maintain, preserve, protect and keep its business and properties used and useful in the conduct of its business, in good repair, working order and condition in accordance with all applicable laws, permits and warranties, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business, and protect and maintain its patents, copyrights, trademarks and trade secrets and all registrations and applications for registration thereof;

                  (5) use its best efforts to comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any governmental agency, in respect of the conduct of its business and the ownership of its properties (including without limitation applicable statutes, regulations and orders relating to equal employment opportunities or environmental standards or controls), except such as are being contested in good faith by appropriate proceedings;

                  (6) to the extent necessary for the operation of its business, keep adequately insured by financially sound reputable insurers, all properties insured by similar corporations and carry such other insurance as is usually carried by similar corporations and the Company will, and will cause each Subsidiary to, maintain with financially sound insurers public liability insurance against claims for personal injury, death or property damage suffered by others upon or in or about any premises occupied by it or occurring as a result of its ownership, maintenance or operations of any automobiles, trucks or other vehicles, aircraft or other facilities or as a result of the use of products manufactured, constructed or sold by it or services rendered by it, in such amounts (and with such deductibles) as such insurance is usually carried by companies engaged in a similar business and as is in accordance with good business practice; and

                  (7) at all times keep true and correct books, records and accounts reflecting all of its business affairs and transactions in accordance with GAAP, and such books and records shall be open at reasonable times and upon reasonable notice to the inspection of each of the Subscribers or their respective agents.

         ss.8.3. Notice of Certain Events. The Company will, and will cause each of its Subsidiaries to, give prompt written notice (with description in reasonable detail) to each Subscriber of:

                  (1) the occurrence of any Event of Default (as defined in ss.11) or any event or condition which, with the giving of notice or the lapse of time, would constitute an Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto;

                  (2) the delivery of any notice effecting the acceleration of any indebtedness in excess of $100,000;

                  (3) the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making of or invalidating, or having the effect of invalidating, any provision of this Agreement, of the initiation of any litigation or similar proceedings seeking any such injunction, order, decision, or other restraint;

                  (4) the filing or commencement of any action, suit or proceeding against the Company, whether at law or in equity or by or before any court of any Federal, state, municipal or other governmental agency or authority, which is brought by or on behalf of any governmental agency or authority, or in which injunctive or other equitable relief is sought and such relief, if obtained, would materially impair the right or ability of the Company to perform it obligations under this Agreement;

                  (5) the commencement or threat against the Company or any of the Subsidiaries of any claim, litigation, proceeding or tax audit not covered by insurance when the amount claimed is in any individual claim, litigation, proceeding or tax audit in excess of $100,000 or, in the aggregate, $250,000; and

                  (6) of any material development materially affecting business, properties, liabilities, obligations, financial condition, operations, results of operations, or future prospects of the Company or any of its subsidiaries.

         ss.9. NEGATIVE COVENANTS. The Company covenants and agrees with respect to the Company and each of the Subsidiaries that on and after the date hereof, so long as any Note shall be outstanding or at least 10% of the C Preferred Shares are issued and outstanding, it will perform the obligations set forth in this Section 9:

         ss.9.1. Business in the Ordinary Course. The Company will, and will cause each of its Subsidiaries to, (i) refrain from engaging in transactions other than in the ordinary course of business consistent with past practice (except as otherwise may be consistent with a business plan approved by a majority of the independent members of the Board of Directors); (ii) operate its respective businesses in accordance and in compliance with all applicable laws, ordinances, rules or regulations or orders, including, without limitation environmental laws, and all permits, authorizations, consents and approvals;
(iii) maintain all permits and licenses in effect and, if necessary, make all appropriate filings for the renewal of any permits or licenses; (iv) refrain from entering into any transaction involving capital expenditures or commitments therefor (including any borrowings in connection with such transaction) of more than $100,000, individually, or $250,000 in the aggregate, or the disposal of any properties or assets (other than inventory in the ordinary course) with a value of more than $100,000, individually, or $250,000, in the aggregate.

         ss.9.2. Liquidation, Dissolution. The Company will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation or other entity or acquire any stock or assets of any person or entity, except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with the Company (so long as the Company is the surviving corporation and no Event of Default (as defined in ss.11) shall occur as a result thereof).

         ss.9.3. Capitalization, Options and Payments. Except as contemplated by this Agreement or permitted by written consent of the Committee, the Company will not, and will not permit any of its Subsidiaries to, (i) make any changes in the Articles of Incorporation or By-laws of the Company or any of the Subsidiaries; (ii) issue or reclassify or alter any shares of its outstanding or unissued capital stock or other securities; (iii) grant greater than 250,000 options, warrants or other rights of any kind to purchase any of its securities, or agree to issue any shares of its capital stock or any other securities; (iv) make any payments to officers of the Company or any Subsidiary, except for payments of compensation at current levels; or (v) effect any recapitalization, reclassification, stock split or like change in its capitalization.

         ss.9.4. Sales of Assets. The Company will not, and will not permit any of its Subsidiaries with respect to their assets and properties, to sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of its properties or assets (whether now owned or hereafter acquired) to any person or entity, provided that this Section 9.2 shall not restrict any disposition made in the ordinary course of business and consisting of (a) capital goods which are obsolete or have no remaining useful life or (b) finished goods inventories.

         ss.9.5. Real Property Acquisitions, Dispositions and Leases. The Company will, and will cause each of its Subsidiaries to, refrain from acquiring or agreeing to acquire real estate and from entering into or agreeing to enter into leases of real estate or equipment, and from creating any modification, amendment or termination of the leases for the leased real property, provided that this Section 9.5 shall not restrict any such transaction if made in the ordinary course of business.

         ss.9.6. Redemptions. The Company will not redeem, repurchase or otherwise acquire for consideration any outstanding equity and/or debt securities of the Company or its Subsidiaries (or securities convertible into or exchangeable for equity and/or debt securities of such entity), except for as contemplated by the Redemption Agreement.

         ss.9.7. Indebtedness. Other than (i) the Notes subject to this Agreement, (ii) indebtedness of the Company existing on the date of this Agreement and set forth on Schedule 2.9 (including, without limitation, any renewal, extension, refunding, reconstructing, replacement or refinancing thereof) and other indebtedness in unpaid principal amounts not exceeding $50,000, (iii) other indebtedness and/or equity that by its terms is expressly subordinate (in form and substance satisfactory to the Subscribers) to the Notes, and (iv) indebtedness to trade creditors incurred in the ordinary course of business (collectively, the "Permitted Indebtedness"), the Company will hereafter not create, incur, assume or suffer to exist, contingently or otherwise, any indebtedness. Neither the Company nor any of its Subsidiaries will make any Loans or advances to, or assume, guarantee or otherwise become liable for any indebtedness of any director, officer or employee of the Company or any of its Subsidiaries other than in the ordinary course of business consistent with past practice.

         ss.9.8. Negative Pledge. Other than with respect to the Permitted Indebtedness, Company will not, and it will not permit its Subsidiaries to, hereafter create, incur, assume or suffer to exist any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any financing lease) (each, a "Lien") upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (1) Liens granted to secure indebtedness incurred to finance the acquisition (whether by purchase or capitalized lease) of tangible assets, but only on the assets acquired with the proceeds of such indebtedness;

                  (2) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (3) Liens of carriers, warehousemen, mechanics, materialman and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (4) Liens (other than Liens arising under the Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (5) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed; and

                  (6) Liens in existence on the date hereof as stated under
         Section 2.9 and Schedule 2.9, including, without limitation, the lien in favor of Transamerica Business Credit Corporation pursuant to the Loan and Security Agreement dated July 20,1999 by and between the Company and Transamerica Business Credit Company.

         ss.9.9. Investments. The Company will not, and will not permit any of its Subsidiaries to, purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities or make or permit to exist any investment or capital contribution or acquire any interest whatsoever in any other person or entity or permit to exist any loans or advances for such purposes except for investments in direct obligations of the United States of America or any agency thereof, obligations guaranteed by the United States of America and certificates of deposit or other obligations of any bank or trust company organized under the laws of the United States or any state thereof and having capital and surplus of at least $500,000,000.

         ss.9.10. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, the purchase or sale of any security, the borrowing or lending of any money, or the rendering of any service, with any person or entity affiliated with the Company or any of its Subsidiaries (including officers, directors and shareholders owning three (3%) percent or more of the Company's outstanding capital stock), except in the ordinary course of and pursuant to the reasonable requirements of its business and upon fair and reasonable terms not less favorable than would be obtained in a comparable arms-length transaction with any other person or entity not affiliated with the Company and, where the transaction is valued at in excess of $50,000, with the prior written consent of each of the Subscribers.

         ss.9.11. Dividends. The Company will not, and will not permit any of its Subsidiaries to, declare, pay, set aside or make any cash dividends or distributions on its outstanding capital stock or any other securities, except the Series B Preferred Stock and the Series C Preferred Stock.

         ss.9.12. Subsidiaries. The Company will not, and will not permit any of its Subsidiaries to, create any subsidiaries.

         ss.9.13. Employee Matters. Except as permitted by written consent of each of the Subscribers, the Company will not, and will not permit any of its Subsidiaries to, make, amend or enter into any employment contract and to take any action to amend or terminate any employee benefit plan or adopt any other plan, program, arrangement or practice providing new benefits or compensation to its employees unless such action is required by law.

         ss.9.14. Accounting, Credit Changes and Banking Arrangements. The Company will not, and will not permit any of its Subsidiaries to, make any change in its accounting procedures and practices or its credit criteria from those in existence at December 31, 1999, except as required due to changes in GAAP; provided that the Company will, and will cause each of its Subsidiaries to, notify each Subscriber of any such changes required due to changes in GAAP.

         ss.9.15. Tax Elections. Except as permitted by written consent of each of the Subscribers, the Company will not, and will not permit any of its Subsidiaries to, make any tax election that would have a material adverse effect on the Company or any of its Subsidiaries.

         ss.10. DEFINITIONS.

         ss.10.1. Certain Definitions. Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement:

         "Affiliate" of any specified person means any other person controlling or controlled by or under common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Business Day" means any day except a Saturday, a Sunday or a legal holiday in The City of New York.

         "CERCLA" has the meaning specified in ss.2.21.

         "Closing Date" has the meaning specified in ss.1.2.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Default" means any default or other event which, with notice or the lapse of time or both, would constitute an Event of Default.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations issued thereunder.

         "ERISA Affiliate" means any corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414 of the Code or section 4001 of ERISA; provided that, after the distribution date of the common stock of the Company by Whitman, "ERISA Affiliate" shall not include any Person which ceases to be (as a result of such distribution), along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414 of the Code or section 4001 of ERISA.

         "Event of Default" has the meaning specified in ss.11.1.

         "Hazardous Substance" means and includes (i) any asbestos, PCBs, or dioxins, or insulation or other material composed of or containing asbestos, CBs or dioxins, (ii) any petroleum product, and (iii) any hazardous, toxic or dangerous waste, substance, or material defined as such in (or for purposes of) CERCLA, any so-called "Superfund" or "Superlien" law, or any other applicable federal, state, local, or other statute, law, ordinance, code, rule, regulation, order, or decree regulating to, or imposing liability or, standards of conduct concerning, any hazardous toxic, or dangerous waste, substance, or material, as now or at any time hereafter in effect.

         "Multiemployer Plan" has the meaning assigned to such term in section 3(37) of ERISA.

         "Person" or "person" includes an individual, a corporation, an association, a partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Plan" means, at any date, any employee pension benefit plan (as defined in section 3(2) of ERISA) which is subject to Title IV of ERISA (other than a Multiemployer Plan) and to which the Company or any ERISA Affiliate may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Reportable Event" has the meaning assigned to such term in section 4043 of ERISA.

         "Subsidiaries"means any entity in which the Company, directly or indirectly, owns 10% or more of the capital stock or holds an equity or similar interest.

         ss.10.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with

GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP.

         ss.11. EVENTS OF DEFAULT; REMEDIES.

         ss.11.1. Events of Default Defined. If any of the following events (herein called "Events of Default") shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or by operation of law or otherwise), that is to say:

                  (1) default shall be made in the due and punctual payment of all or any part of the principal of, or interest on, any Note; or

                  (2) any representation or warranty made by the Company in this Agreement, the Security Documents, the Note or any other Transaction Document, or in connection with the transactions contemplated herein, shall prove to have been false or incorrect when made;

                  (3) default shall be made in the performance or observance of any covenant, agreement or condition contained in Section 8 or 9 hereof and such default shall have continued for a period of 15 days after the Company has become aware thereof by notice or otherwise;

                  (4) default shall be made in the performance or observance of any covenant, agreement or condition contained in this Agreement and such default shall have continued for a period of 15 days after the Company has become aware thereof;

                  (5) any event shall occur or any condition shall exist in respect of any debt or other indebtedness of the Company (other than the Notes) or a Subsidiary in an aggregate unpaid principal amount of $100,000 or more, or under any agreement securing or relating to any of such Indebtedness, the effect of which is to cause (or permit any holder of such Indebtedness or a trustee to cause) the acceleration of the maturity of such Indebtedness or to require the repayment or repurchase of such indebtedness, or any such Indebtedness shall not have been paid at the final maturity date thereof (as renewed or extended if such Indebtedness shall have been renewed or extended);

                  (6) the Company or a Subsidiary shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (2) be generally unable to pay its debts as such debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect),
         (5) file a petition seeking to take advantage of any other law providing for the relief of debtors, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code, (7) take any action under the laws of its jurisdiction of incorporation analogous to any of the foregoing, or (8) take any corporate action for the purpose of effecting any of the foregoing;

                  (7) a proceeding or case shall be commenced, without the application or consent of the Company or a Subsidiary in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts,
         (2) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (3) similar relief in respect of it, under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 45 days; or an order for relief shall be entered in an involuntary case under such Bankruptcy Code, against the Company or such Subsidiary; or action under the laws of the jurisdiction of incorporation of the Company or a Subsidiary analogous to any of the foregoing shall be taken with respect to the Company or such Subsidiary and shall continue unstayed and in effect for any period of 45 consecutive days;

                  (8) final judgment for the payment of money shall be rendered by a court of competent jurisdiction against the Company or a Subsidiary and the Company or such Subsidiary, as the case may be, shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 60 days from the date of entry thereof and within said period of 60 days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate $250,000; or

                  (9) Any Note, Security Document or other Transaction Document shall for any reason cease to be, or shall be asserted by the Company not to be, a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, or the security interest or Lien purported to be created by any of the Security Documents shall for any reason cease to be, or be asserted by the Company not to be, a valid, perfected security interest in any Collateral (except to the extent otherwise permitted under any of the Security Documents); or

                  (10) The Company shall default and/or be in material breach of any term and/or provision in the Redemption Agreement or any other Transaction Document;

         then upon the occurrence of any Event of Default described above, the Conversion Price shall be subject to reduction as provided in Section 1.5 above. An Event of Default shall not, however, permit the holders of Notes to accelerate the payment of the principal amount outstanding under the Notes, and accrued interest thereon.

         ss.11.2. Suits for Enforcement. If any Event of Default shall have occurred and be continuing, the holder of any Note may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or the holder of any Note may proceed to enforce any other legal or equitable right of the holder of such Note.

         The Company covenants that, if it shall default in the making of any payment due under any Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holder's rights, including reasonable counsel fees.

         ss.11.3. Remedies Cumulative. No remedy herein conferred upon the Subscribers or the holder of any Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         ss.11.4. Remedies Not Waived. No course of dealing between the Company and any Subscriber or the holder of any Note and no delay or failure in exercising any rights hereunder or under any Note in respect thereof shall operate as a waiver of any of such Subscriber's rights or the rights of any holder of such Note.

         ss.12. REGISTRATION, TRANSFER AND EXCHANGE OF NOTES. The Company will keep at its principal executive office a note register in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), it will provide for the registration and transfer of Notes.

         The holder of any Note may, at such holder's option subject to Section 3.5, surrender the same for transfer or exchange at said office, or at the place of payment named in such Note, accompanied in the case of a transfer by a written instrument of transfer duly executed by the holder thereof or by such holder's attorney duly authorized in writing. In case any holder shall so request transfer or exchange of any Note, the Company at its expense (other than transfer taxes, if any) will deliver in exchange therefor one or more new Notes (in minimum denominations of $100,000, except to evidence the entire unpaid principal amount of the Note so surrendered), as requested by such holder, in the same aggregate principal amount as the Note so surrendered, each dated the later of the date of, or the date to which interest has been paid on, the Note so surrendered.

         The Company and any agent of the Company may treat the person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of the principal of, premium (if any) and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and prior to due presentment for registration of transfer, the Company shall not be affected by notice to the contrary. If any Note shall have been transferred to another holder pursuant to this Section and such holder shall have designated in writing the address to which communications with respect to such Note shall be mailed, all notices, certificates, requests, statements and other documents required or permitted to be delivered to any holder of a Note by any provision hereof shall be delivered to such holder.

         ss.13. LOST, ETC., NOTES. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, or (in the case of mutilation) upon surrender and cancellation of such Note, the Company will make and deliver in lieu of such Note a new Note of the same series in a like unpaid principal amount, dated the later of the date of, or the date to which interest has been paid on, the Note in lieu of which such new Note is made and delivered. In the case of any of the Subscribers or any other institutional investor holder of any of the Notes, such Subscriber's or such holder's own unsecured agreement of indemnity shall be deemed satisfactory to the Company.

         ss.14. AMENDMENT AND WAIVER. (A) Any term, covenant, agreement or condition of this Agreement or of the Notes may, with the consent of the Company, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Noteholders Committee, provided, however, that

                  (1) no such amendment or waiver shall

                           (1) change the principal of, or the rate of interest
                  on, any of the Notes,

                           (2) change the time of payment of the principal of or
                  of interest on, any of the Notes to another time in excess of six months,

                           (3) modify any of the provisions of this Agreement or
                  of the Notes with respect to the payment thereof,

                           (4) change the percentage of Notes required with
                  respect to any such amendment or to effectuate any such waiver, or

                           (5) modify any provision of this Section,

         without the consent of a majority of the holders of all the Notes at the time outstanding; and

         no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

                  (2) Any amendment or waiver pursuant to Subsection (A) of this Section shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, in each case whether or not a notation thereof shall have been placed on any Note.

         ss.15. HOME OFFICE PAYMENT. Notwithstanding anything to the contrary in this Agreement or the Notes, so long as any Subscriber or any nominee designated by such Subscriber shall be the holder of any Note, the Company shall punctually pay all amounts which become due and payable on such Note to at such Subscriber's address set forth on the signature page hereto, or at such other place and in such other manner as such Subscriber may designate by notice to the Company, without presentation or surrender of such Note. Each Subscriber agrees that prior to the sale, transfer or other disposition of any such Note, such Subscriber will make notation thereon of the portion of the principal amount paid or prepaid and the date to which interest has been paid thereon, or surrender the same in exchange for a Note or Notes aggregating the same principal amount as the unpaid principal amount of the Note so surrendered. The Company agrees that the provisions of this Section shall inure to the benefit of any other institutional investor holder of any Note that shall have agreed to comply with the requirements of this Section.

         ss.16. LIABILITIES OF THE SUBSCRIBER. Neither this Agreement nor any disposition of any of the Notes shall be deemed to create any liability or obligation of any Subscriber or any other holder of any Note to enforce any provision hereof or of any of the Notes for the benefit or on behalf of any other person who may be the holder of any Note.

         ss.17. TAXES. The Company will pay all taxes (including interest and penalties) which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery (but not the transfer) of any of the Notes or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes and will save the

Subscribers and all subsequent holders of the Notes harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Company under this Section shall survive the payment of the Notes.

         ss.18. MISCELLANEOUS.

         ss.18.1. Certain Fees and Expenses. The Company also agrees to pay all expenses incurred by each Subscriber (including counsel fees) in connection with any amendment or requested amendment of, or waiver or consent or requested waiver or consent under or with respect to, this Agreement or any of the Notes, whether or not the same shall become effective. The Company also agrees that it will pay, and will save each Subscriber and all subsequent holders of the Notes harmless against, any loss or liability resulting from the nonpayment or delay in payment of any placement fees and other obligations of the Company to pay any agent or broker in connection with the transactions hereby contemplated. The obligations of the Company under this Section shall survive the payment of the Notes.

         ss.18.2. Indemnification. The Company hereby agrees to indemnify, exonerate and hold each Subscriber, each other holder from time to time of any Note, and each of their respective officers, directors, employees and agents (collectively herein called the "Indemnitees" and individually called an "Indemnitee") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorney's fees and disbursements (collectively herein called the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to the transactions contemplated hereby and any purchase of stock, merger, dividend or other transaction financed in whole or in part directly or indirectly with proceeds of any of the Notes, except for any such Indemnified Liabilities arising on account of such Indemnitee's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Company under this Section shall survive the payment of the Notes.

         ss.18.3. Board Designees. The Company agrees that by 6 PM eastern standard time on July 7, 2000 the Company's Board of Directors shall consist of seven directors which shall include three members designated by the Company (who shall be reasonable acceptable to Commonwealth Associates), two members designated by Commonwealth Associates and two members designated by the Subscribers and the number of directors comprising the Board shall not increase without the consent of Commonwealth Associates' Board designees. At least three of the members of the Board of Directors collectively designated by Commonwealth Associates and the Subscribers shall be "independent directors" (as such term is defined in Rule 4200 of the Nasdaq Stock Market). Any director designated by Commonwealth Associates or the Subscribers may be replaced at any time. In the event that any director designated by Commonwealth Associates or the

Subscribers resigns or for any reason no longer serves as a director, then Commonwealth Associates or the Subscribers, as the case may be, shall designate a replacement for such director. In addition, in the event that any of the parties does not exercise its respective right to designate a member or members of the Board, then the failure to do so shall not constitute a waiver of such right and such party may then appoint any person to be an observer who shall be entitled to attend and observe meetings of the Board of Directors and any committees thereof (and receive all notices, communications and other information provided in connection with such meetings). The obligations of the Company under this Section shall survive until such time as (i) all of the outstanding Notes have converted into Common Stock pursuant to optional conversion features set forth in the Note or (ii) at least 90% of the outstanding C Preferred Shares have converted into Common Stock pursuant to the terms of the conversion features set forth in the C Designation.

         ss.18.4. Further Assurances. From time to time, as and when requested by any party hereto and at such party's expense, either before or after Closing, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement and the other Transaction Documents.

         ss.18.5. Reliance on and Survival of Representations. All agreements, representations and warranties of the Company herein and in any certificates or other instruments delivered pursuant to this Agreement shall (A) be deemed to be material and to have been relied upon by each of the Subscribers, notwithstanding any investigation heretofore or hereafter made by the Subscribers or on their behalf, and (B) survive the execution and delivery of this Agreement and the delivery of the Notes to each of the Subscribers, and shall continue in effect so long as any Note is outstanding and thereafter as provided in ss.ss.17, 18.1 and 18.2.

         ss.18.6. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and its permitted successors and assigns hereunder, each of the Subscribers and their successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by all holders, from time to time, of the Notes; provided, however, that the benefit of ss.ss.6, 7, 12 (as to satisfactory indemnity) and 14 shall be limited as provided therein;

         ss.18.7. Communications. All communications and notices provided for herein shall be in writing and shall be sent by confirmed telecopy with machine generated transmittal confirmation, hand delivered (with confirmation of receipt) prepaid national recognized overnight courier service (with confirmation of receipt) or mailed by first class mail, postage prepaid, and addressed as follows:

                  (1) if to the Company, at the address set forth at the head of this Agreement,

                  (2) if to the Subscribers, to the appropriate address(es) set forth on the signature page hereto, and

                  (3) if to any other Person who is the registered holder of an outstanding Note, to the address for the purposes of such holder as it appears on the note register.

         The address for any purpose hereof of the Company may be changed at any time and from time to time and shall be the most recent such address furnished in writing by the Company to the Subscribers and to each other Person who is the registered holder of any outstanding Note. The address for any purpose hereof of any Subscriber or of any other Person who is the registered holder of any outstanding Note may be changed at any time and from time to time and shall be the most recent such address furnished in writing by such Subscriber or by such other Person, as the case may be, to the Company.

         Any notice or other communication herein provided to be given to the holders of all outstanding Notes shall be deemed to have been duly given (i) on the date of any such facsimile transmission or hand delivery of such notice or other communications, (ii) two days after any such notice or communications is provided to a nationally recognized overnight courier service or (iii) five days after any such notice or communication is mailed by first class mail, if sent as aforesaid to each of the registered holders of the Notes at the time outstanding at the address for such purpose of such holder as it appears on the note register.

         ss.18.8. Governing Law. This Agreement and the Notes and (unless otherwise provided) all amendments, supplements, waivers and consents relating hereto or thereto shall be construed in accordance with and governed by the laws of the State of New York.

         ss.18.9. Voidability for Florida Residents. The sale of Notes and Warrants hereunder to residents of Florida is voidable at the election of a Subscriber within three days after the first tender of consideration is made by such Subscriber or within three days after the availability of that privilege has been communicated to such Subscriber, whichever occurs later. The undersigned hereby acknowledges that the Company has communicated to it the availability of the privilege to void the sale hereunder as of the date hereof.

         ss.18.10. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL. THE COMPANY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY LEGAL ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT OBTAINED AGAINST THE COMPANY FOR BREACH HEREOF OR THEREOF, OR AGAINST ANY OF ITS PROPERTIES,

MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK BY YOU OR ON YOUR BEHALF OR BY OR ON BEHALF OF ANY HOLDER OF A NOTE, AS YOU OR SUCH HOLDER MAY ELECT, AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH LEGAL ACTION OR PROCEEDING. IN ADDITION, THE COMPANY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         THE COMPANY FURTHER WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

         ss.18.11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In the event that any signature is permitted by the recipient to be delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         ss.18.12. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

          IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

SUBSCRIBER**:                             CO-SUBSCRIBER**:


------------------------------------      --------------------------------------
Signature of Subscriber                   Signature of Co-Subscriber

------------------------------------      --------------------------------------
Name of Subscriber [please print]         Name of Co-Subscriber [please print]

------------------------------------      --------------------------------------
Address of Subscriber                     Address of Co-Subscriber

------------------------------------      --------------------------------------
Social Security or Taxpayer               Social Security or Taxpayer
Identification Number of Subscriber       Identification Number of Co-Subscriber


-----------------------------------------------------
Name of Holder(s) as it should appear on the security certificates*
[please print]

* Please provide the exact names that you wish to see on the certificates
(1)      For individuals, print full name of subscriber.
(2)      For joint, print full name of subscriber and all co-subscribers.
(3) For corporations, partnerships, LLC, print full name of entity, including "&", "Co.", "Inc.", "etc", "LLC", "LP", etc.
(4) For Trusts, print trust name (please contact your trustee for the exact name that should appear on the certificates.)
(5) For IRA account maintained at Commonwealth, print "Wexford Clearing Corp as C/F".

LRX-                                      Subscription Accepted:
------------------------------------      ProxyMed, Inc.
Subscriber's Account Number at
Commonwealth Associates, if applicable
                                          By:
                                             -----------------------------------
Dollar Amount of Units Subscribed For:       Name:
                                             Title:
$
 -------------------
                                          $
                                           -------------------------------------
                                           Amount of Unit Subscription Accepted


** If Subscriber is a Registered              The undersigned NASD member firm
Representative with an NASD member            acknowledges receipt of the notice
firm or an affiliated person of an            required by Rule 3040 of the NASD
NASD member firm, have the                    Conduct Rules.
acknowledgment to the right signed
by the appropriate party:


                                          --------------------------------------
                                          Name of NASD Member Firm


                                          By:
                                             -----------------------------------
                                             Authorized Officer